UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

Polymer Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14330

Delaware	57-1003983
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

9335 Harris Corners Parkway, Suite 300

Charlotte, North Carolina 28269

(Address of principal executive offices, including zip code)

(704) 697-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 15, 2013, Fiberweb plc (“Fiberweb”) and PGI Acquisition Limited, a wholly-owned subsidiary of Polymer Group, Inc. (the “Company”), jointly announced that the previously announced acquisition (the “Fiberweb Acquisition”) of the entire issued and to be issued share capital of Fiberweb pursuant to a court sanctioned scheme of arrangement under Part 26 of the UK Companies Act of 2006 by PGI Acquisition Limited, became effective. As previously announced, the offer price for the Fiberweb Acquisition was 102 pence per share of Fiberweb. The Company expects to pay the offer price to Fiberweb shareholders on or about November 27, 2013.

The Company expects to fund the Fiberweb Acquisition with borrowings pursuant to the previously announced bridge credit facility, dated as of September 17, 2013, among the Company, Scorpio Acquisition Corporation, the lenders from time to time party thereto, Citicorp North America, Inc., as administrative agent, Barclays Bank PLC, as syndication agent and Citigroup Global Markets Inc. and Barclays Bank PLC as joint lead arrangers and joint bookrunners (as it may be amended from time to time the “Bridge Facility”). Blackstone Holdings Finance Co. L.L.C., which is an affiliate of the Company, is a lender under the Bridge Facility.

Item 7.01	Regulation FD Disclosure

In connection with the Fiberweb Acquisition, Fiberweb and PGI Acquisition Limited issued a joint press release, a copy of which is attached hereto as Exhibit 99.1. Also in connection with the Fiberweb Acquisition, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2.

The information furnished under this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Forward-Looking Statements

Some of the matters discussed in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors. For a discussion of the various factors that may cause actual results to differ materially from those projected, please refer to the risk factors and other disclosures contained in the Company’s previously filed Form 10-K, Forms 10-Q, and other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by this Item with respect to the transaction described in Item 2.01 will be filed by amendment as soon as practicable, and in any event within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item with respect to the transaction described in Item 2.01 will be filed by amendment as soon as practicable, and in any event within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Polymer Group, Inc.

By:	/s/ Dennis E. Norman
Name: Dennis E. Norman
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: November 15, 2013

Index to Exhibits

Exhibit Number	Description

99.1	Joint press release, dated November 15, 2013.

99.2	Press release of the Company, dated November 15, 2013.